As filed with the Securities and Exchange Commission on January 5, 2007

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-21200

                 NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                 ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                          605 Third Avenue, 2nd Floor
                         New York, New York 10158-0180
              (Address of Principal Executive Offices - Zip Code)

      Registrant's telephone number, including area code: (212) 476-8800

                   Peter E. Sundman, Chief Executive Officer
                      c/o Neuberger Berman Management Inc.
                 Neuberger Berman Real Estate Income Fund Inc.
                          605 Third Avenue, 2nd Floor
                         New York, New York  10158-0180

                            Arthur C. Delibert, Esq.
                 Kirkpatrick & Lockhart Preston Gates Ellis LLP
                              1601 K Street, N.W.
                          Washington, D.C. 20006-1600
                   (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. {section} 3507.

ITEM 1. REPORTS TO SHAREHOLDERS


ANNUAL REPORT
OCTOBER 31, 2006

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN
REAL ESTATE INCOME FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this annual report for Neuberger Berman Real Estate Income Fund Inc. for the fiscal year ended October 31, 2006. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts and other real estate companies.

Portfolio Manager Steven Brown's investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors.

We believe our conservative investment philosophy and disciplined investment process will benefit you with superior returns over the long term.

The Fund continues to defend against the hostile tender offer commenced in September 2004 by two trusts advised by Stewart Horejsi. As further described in Note F to the Financial Statements, the Fund and the Horejsi Trusts have filed with the court, and the court has heard oral argument on, motions for summary judgment seeking to have the remaining claims in their litigation adjudicated promptly. The Fund's board of directors continues to monitor the effect of the Fund's defensive measures on shareholders. The board of directors and Neuberger Berman continue to take steps to reduce or offset the cost of such measures.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,


/s/ Peter Sundman
-------------------------------------
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN REAL ESTATE
INCOME FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2006 Neuberger Berman Management Inc. All rights reserved.

CONTENTS
CHAIRMAN'S LETTER                                                              1
PORTFOLIO COMMENTARY                                                           2
SCHEDULE OF INVESTMENTS/ TOP TEN EQUITY HOLDINGS                               6
FINANCIAL STATEMENTS                                                           9
FINANCIAL HIGHLIGHTS/ PER SHARE DATA                                          23
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       25
DISTRIBUTION REINVESTMENT PLAN                                                26
DIRECTORY                                                                     28
DIRECTORS AND OFFICERS                                                        29
PROXY VOTING POLICIES AND PROCEDURES                                          38
QUARTERLY PORTFOLIO SCHEDULE                                                  38
CERTIFICATION                                                                 38
NOTICE TO SHAREHOLDERS                                                        39
BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS             40

REAL ESTATE INCOME FUND INC. PORTFOLIO COMMENTARY

Improving commercial real estate fundamentals, increased merger and acquisition activity, and a strong flow of funds from institutional and retail investors translated into excellent gains for the real estate investment trust (REIT) market in the fiscal year ended October 31, 2006. REITs once again substantially outperformed the broad equity markets, with the FTSE NAREIT Equity REITs Index returning 36.36% versus the Dow Jones Industrial Average's 18.47%, the S&P 500's 16.33%, and the NASDAQ Composite's 11.62% respective gains. On a net asset value
(NAV) basis, Neuberger Berman Real Estate Income Fund Inc. (NYSE: NRL) outperformed the FTSE NAREIT benchmark for the fiscal year.

Office, Apartment, Diversified, and Health Care sector investments had an especially favorable impact on portfolio total return. Driven by job growth, office REIT fundamentals continue to improve, with supply/demand dynamics showing particular strength in coastal cities including New York, Washington, DC and Los Angeles. Office occupancy rates have already trended higher, foreshadowing higher lease prices in 2007. High home prices and higher mortgage rates have finally undermined the new housing market, turning more potential buyers into renters and improving the outlook for apartment REITs. We believe this trend will remain intact until the housing market stabilizes.

Although an underweight, holdings in the relatively weak Regional Mall sector detracted from results. We believe that "retail" REITs (the Shopping Center and Regional Mall sectors) may be vulnerable if ongoing weakness in the housing market undermines consumer confidence and still high energy prices pinch consumer cash flows. A modest underweighting in the top performing Apartment sector penalized relative returns.

Commercial real estate fundamentals remain healthy. Rising demand and restrained supply growth resulting from an estimated 10% to 20% increase in development costs have translated into higher occupancy rates, increasing rental and lease prices, and above average REIT earnings growth in most property sectors. With REITs currently trading at 19 times earnings versus a historical average P/E of 12.2, strong earnings growth in the year ahead is at least partially discounted in REIT valuations. Also, REITs' 4% average yield is well below the roughly 7% historical average. However, it is important to remember that because REITs must distribute at least 90% of earnings to shareholders, rising earnings translate into dividend increases.

REITs have become more fully valued relative to historic average price/earnings ratios and yield. Relative to net asset value (NAV), they are trading at their historical average premium of 107%. This year alone, we have seen more than a dozen publicly traded REITs taken over (in dollar volume, in excess of $25 billion), mostly by well-funded real estate opportunity funds. On average, these deals are being done at a 10% to 15% premium to published NAVs--an indication that NAVs should be revised upward to more accurately reflect "real world" economic value. We expect institutional money to continue to flow into alternative investment pools including real estate opportunity funds. Consequently, we expect further consolidation in the REIT market to continue to surface value.

Historically REITs have delivered average annual percentage returns in the low teens, with approximately 60% of the return coming from dividends and 40% from price appreciation. In the year ahead, we believe that REITs are capable of matching this historical return average with earnings- and deal activity-driven price appreciation playing a bigger role in the total return equation.

REIT preferred stock yields are now in the 7.5% to 8% range, materially higher than the yield on preferred shares in other stock market sectors and still attractive relative to the current 4.6% yield on the 10-year Treasury note. If the economy appears to be heading for a harder than anticipated landing and the Federal Reserve begins to ease monetary policy in 2007, the capital appreciation potential of REIT preferred stocks should improve.

Sincerely,

/s/ Steven R. Brown
-------------------------------------
STEVEN R. BROWN
PORTFOLIO MANAGER

                                               NEUBERGER BERMAN OCTOBER 31, 2006

                                                         REAL ESTATE INCOME FUND
                                                          NYSE TICKER SYMBOL NRL

1 YEAR TOTAL RETURN
NAV(1),(3)                                                                40.48%
MARKET PRICE(2),(3)                                                       41.53%

AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2006)

NAV(1),(3)                                                                32.57%
MARKET PRICE(2),(3)                                                       26.69%
INCEPTION DATE                                                       11/25/2002
INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)
Apartments                                                                 18.9%
Commercial Services                                                         8.5
Community Centers                                                           7.5
Diversified                                                                23.0
Health Care                                                                18.9
Industrial                                                                  4.5
Lodging                                                                     5.6
Office                                                                     24.0
Office-Industrial                                                           6.9
Regional Malls                                                             10.7
Self Storage                                                                1.0
Short-Term Investments                                                      9.7
Liabilities, less cash, receivables and other assets                      (39.2)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

(1) Returns based on Net Asset Value ("NAV") of the Fund.

(2) Returns based on market price of Fund shares on the New York Stock
    Exchange.

(3) Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Beginning September 22, 2004, Neuberger Berman Management Inc. voluntarily agreed to waive all management and administration fees from the Fund for an indefinite period. This voluntary waiver may be terminated without prior notice. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

(4) Unaudited performance data current to the most recent month-end are available at www.nb.com.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

GLOSSARY OF INDICES

FTSE NAREIT EQUITY REITS INDEX:   Tracks the performance of all Equity REITs
                                  currently listed on the New York Stock
                                  Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

S&P 500 INDEX:                    The S&P 500 Index is widely regarded as the
                                  standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

DOW JONES INDUSTRIAL AVERAGE:     A price-weighted average of 30 actively traded
                                  blue-chip stocks, primarily industrials, including stocks that trade on the New York
                                  Stock Exchange. The 30 stocks are chosen by the editors of the Wall Street Journal.

NASDAQ COMPOSITE:                 The Nasdaq Composite is a broad market index
                                  that encompasses about 4,000 issues traded on the Nasdaq National Market. The index is calculated based on a market cap weighting and the top 10 stocks in the index account for greater than 30% of the Nasdaq.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

SCHEDULE OF INVESTMENTS REAL ESTATE INCOME FUND INC.

TOP TEN EQUITY HOLDINGS
     HOLDING                           %
1    Ventas, Inc.                     8.8
2    Vornado Realty Trust             6.9
3    Tanger Factory Outlet Centers    5.7
4    iStar Financial                  5.0
5    Kilroy Realty                    4.9
6    Glimcher Realty Trust            4.6
7    Crescent Real Estate Equities    4.4
8    Colonial Properties Trust        3.9
9    Camden Property Trust            3.7
10   Mack-Cali Realty                 3.6
                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000's OMITTED)
COMMON STOCKS (112.6%)

APARTMENTS (18.4%)
    57,500   Apartment Investment & Management                         $  3,296
    73,000   Archstone-Smith Trust                                        4,395
    18,900   Avalonbay Communities                                        2,477
    61,700   Camden Property Trust                                        4,980
    46,000   Education Realty Trust                                         712
    38,800   Home Properties                                              2,451~
    61,200   Mid-America Apartment Communities                            3,895
    72,800   United Dominion Realty Trust                                 2,357
                                                                       --------
                                                                         24,563
COMMERCIAL SERVICES (8.1%)
    77,500   Capital Trust                                                3,450
   158,400   Gramercy Capital                                             4,419
   195,500   NorthStar Realty Finance                                     2,962
                                                                       --------
                                                                         10,831
COMMUNITY CENTERS (6.3%)
    26,600   Cedar Shopping Centers                                         445
    27,000   New Plan Excel Realty Trust                                    778
   191,400   Tanger Factory Outlet Centers                                7,139
                                                                       --------
                                                                          8,362
DIVERSIFIED (21.8%)
    99,600   Colonial Properties Trust                                    5,019
   202,200   Crescent Real Estate Equities                                4,408
   143,200   iStar Financial                                              6,634
   123,300   Newkirk Realty Trust                                         2,089
   149,800   Spirit Finance                                               1,784
    78,000   Vornado Realty Trust                                         9,301
                                                                       --------
                                                                         29,235
HEALTH CARE (16.7%)
   106,300   Health Care Property Investors                               3,338
    84,700   Health Care REIT                                             3,497~
    76,800   Nationwide Health Properties                                 2,207
    95,700   OMEGA Healthcare Investors                                   1,615
   301,200   Ventas, Inc.                                                11,741
                                                                       --------
                                                                         22,398
INDUSTRIAL (4.5%)
    42,800   EastGroup Properties                                         2,278
    81,900   First Industrial Realty Trust                                3,765
                                                                       --------
                                                                          6,043
LODGING (1.7%)
    54,500   Ashford Hospitality Trust                                 $    702
    32,000   Hospitality Properties Trust                                 1,551
                                                                       --------
                                                                          2,253
OFFICE (24.0%)
   240,500   American Financial Realty Trust                              2,807
   114,990   Brandywine Realty Trust                                      3,836
    92,000   Equity Office Properties Trust                               3,910~
    44,500   Glenborough Realty Trust                                     1,156
    69,800   Highwoods Properties                                         2,666
    34,800   HRPT Properties Trust                                          414
    86,700   Kilroy Realty                                                6,531
    89,900   Mack-Cali Realty                                             4,756
    30,400   Maguire Properties                                           1,300
   107,600   Reckson Associates Realty                                    4,747
                                                                       --------
                                                                         32,123
OFFICE--INDUSTRIAL (4.7%)
    66,500   Duke Realty                                                  2,664
    76,300   Liberty Property Trust                                       3,678~
                                                                       --------
                                                                          6,342
REGIONAL MALLS (5.4%)
    30,000   CBL & Associates Properties                                  1,312
   195,600   Glimcher Realty Trust                                        5,039
    21,100   Pennsylvania REIT                                              909
                                                                       --------
                                                                          7,260
SELF STORAGE (1.0%)
    23,100   Sovran Self Storage                                          1,362

TOTAL COMMON STOCKS
(COST $81,647)                                                          150,772
                                                                       --------
PREFERRED STOCKS (16.9%)

APARTMENTS (0.5%)
    27,000   Apartment Investment & Management, Ser. T                      690

COMMERCIAL SERVICES (0.4%)
    20,000   Newcastle Investment, Ser. B                                   521

COMMUNITY CENTERS (1.2%)
    10,000   Developers Diversified Realty, Ser. I                          258
    13,100   Ramco-Gershenson Properties Trust, Ser. B                      345
    17,000   Saul Centers, Ser. A                                           435
    21,000   Tanger Factory Outlet Centers, Ser. C                          533
                                                                       --------
                                                                          1,571
DIVERSIFIED (1.2%)
     5,800   Colonial Properties Trust, Ser. E                              148

                                               NEUBERGER BERMAN OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS REAL ESTATE INCOME FUND INC. CONT'D


                                                                  MARKET VALUE +
NUMBER OF SHARES                                                 (000's OMITTED)
    45,200    Crescent Real Estate Equities, Ser. A                  $    992~
    19,500    Crescent Real Estate Equities, Ser. B                       503&&
                                                                     --------
                                                                        1,643
HEALTH CARE (2.2%)
    56,000    LTC Properties, Ser. E                                    3,024
LODGING (3.9%)
    23,300   Eagle Hospitality Properties Trust, Ser. A                   592
    18,000   Equity Inns, Ser. B                                          477
    20,400   Felcor Lodging Trust, Ser. A                                 507
    14,600   Hersha Hospitality Trust, Ser. A                             381
    34,000   LaSalle Hotel Properties, Ser. A                             875
    13,000   LaSalle Hotel Properties, Ser. D                             338
    21,000   LaSalle Hotel Properties, Ser. E                             546
    20,000   Strategic Hotels & Resorts, Ser. B                           522
    37,200   Strategic Hotels & Resorts, Ser. C                           983
                                                                     --------
                                                                        5,221
OFFICE--INDUSTRIAL (2.2%)
    15,000   Digital Realty Trust, Ser. A                                 391
    10,900   Digital Realty Trust, Ser. B                                 280
    50,000   LBA Realty                                                 2,285
                                                                     --------
                                                                        2,956
REGIONAL MALLS (5.3%)
    32,000   Glimcher Realty Trust, Ser. F                                819
    13,500   Glimcher Realty Trust, Ser. G                                341
   100,000   Mills Corp., Ser. B                                        2,165
    11,400   Mills Corp., Ser. C                                          247
    25,000   Mills Corp., Ser. G                                          500
    50,200   Pennsylvania REIT, Ser. A                                  2,789
     7,200   Taubman Centers, Ser. G                                      191
                                                                     --------
                                                                        7,052
TOTAL PREFERRED STOCKS
(COST $21,219)                                                         22,678
                                                                     --------
SHORT-TERM INVESTMENTS (9.7%)
 1,189,585   Neuberger Berman Prime Money Fund Trust Class           $  1,190@
11,760,201   Neuberger Berman Securities Lending Quality
             Fund, LLC                                                 11,760+++
                                                                     --------
TOTAL SHORT-TERM INVESTMENTS
(COST $12,950)                                                         12,950#
                                                                     --------
TOTAL INVESTMENTS (139.2%)
(COST $115,816)                                                       186,400##
Liabilities, less cash, receivables and other assets [(7.8%)]         (10,467)
Liquidation Value of Auction Preferred Shares [(31.4%)]               (42,000)
                                                                     --------
TOTAL NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS (100.0%)                                         $133,933
                                                                     --------
See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Real Estate Income Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At October 31, 2006, the cost of investments for U.S. federal income tax purposes was $115,816,000. Gross unrealized appreciation of investments was $71,414,000 and gross unrealized depreciation of investments was $830,000, resulting in net unrealized appreciation of $70,584,000, based on cost for U.S. federal income tax purposes.

&& All or a portion of this security is segregated as collateral for interest rate swap contracts.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

~ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

+++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements

                                                                        NEUBERGER BERMAN OCTOBER 31, 2006
STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                              REAL ESTATE
(000's OMITTED EXCEPT PER SHARE AMOUNTS)                                                      INCOME FUND
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                        $173,450
---------------------------------------------------------------------------------------------------------
   Affiliated issuers                                                                            12,950
=========================================================================================================
                                                                                                186,400
   Dividends and interest receivable                                                                291
---------------------------------------------------------------------------------------------------------
   Receivable for insurance reimbursement (Note F)                                                1,169
   Interest rate swaps, at market value (Note A)                                                    721
---------------------------------------------------------------------------------------------------------
   Receivable for securities lending income (Note A)                                                 10
   Prepaid expenses and other assets                                                                  5
=========================================================================================================
TOTAL ASSETS                                                                                    188,596
=========================================================================================================
LIABILITIES
   Payable for collateral on securities loaned (Note A)                                          11,760
   Distributions payable--preferred shares                                                           36
---------------------------------------------------------------------------------------------------------
   Distributions payable--common shares                                                              51
   Payable for securities purchased                                                                 174
---------------------------------------------------------------------------------------------------------
   Accrued tender offer and related fees (Note F)                                                   552
   Payable for securities lending fees (Note A)                                                       8
---------------------------------------------------------------------------------------------------------
   Accrued expenses and other payables                                                               82
=========================================================================================================
TOTAL LIABILITIES                                                                                12,663
=========================================================================================================
AUCTION PREFERRED SHARES SERIES A AT LIQUIDATION VALUE
   2,000 shares authorized; 1,680 shares issued and outstanding
   $.0001 par value; $25,000 liquidation value per share (Note A)                                42,000
=========================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                          $133,933
=========================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital--common shares                                                              $ 55,317
   Distributions in excess of net investment income                                                (111)
---------------------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses) on investments                                         7,443
   Net unrealized appreciation (depreciation) in value of investments                            71,284
=========================================================================================================
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                          $133,933
=========================================================================================================
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,998,000 SHARES AUTHORIZED)                       4,157
=========================================================================================================
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                   $  32.22
=========================================================================================================
+SECURITIES ON LOAN, AT MARKET VALUE                                                           $ 11,381
=========================================================================================================
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                        $102,866
   Affiliated issuers                                                                            12,950
=========================================================================================================
TOTAL COST OF INVESTMENTS                                                                      $115,816
=========================================================================================================

See Notes to Financial Statements

                                                           NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                                                    REAL ESTATE
(000's OMITTED)                                                                                     INCOME FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                $  5,489
Income from securities loaned--net (Note E)                                                                35
---------------------------------------------------------------------------------------------------------------
Income from investments in affiliated issuers (Note E)                                                     54
===============================================================================================================
Total income                                                                                            5,578
===============================================================================================================
EXPENSES:
Investment management fees (Notes A & B)                                                                  940
Administration fees (Note B)                                                                              392
---------------------------------------------------------------------------------------------------------------
Tender offer and related fees (Note F)                                                                  1,604
Auction agent fees (Note B)                                                                               107
---------------------------------------------------------------------------------------------------------------
Audit fees                                                                                                 45
Basic maintenance expense (Note B)                                                                         25
---------------------------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                                    83
Directors' fees and expenses                                                                                1
---------------------------------------------------------------------------------------------------------------
Insurance expense                                                                                           7
Legal fees                                                                                                 34
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                        29
Stock exchange listing fees                                                                                26
---------------------------------------------------------------------------------------------------------------
Stock transfer agent fees                                                                                  39
Miscellaneous                                                                                              18
===============================================================================================================
Total expenses                                                                                          3,350
Investment management and administration fees waived (Notes A & B)                                     (1,332)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)            (5)
===============================================================================================================
Net expenses prior to reimbursement of insurance proceeds                                               2,013
===============================================================================================================
Reimbursement from insurance proceeds (Note F)                                                         (1,022)
===============================================================================================================
Net expenses                                                                                              991
===============================================================================================================
Net investment income (loss)                                                                            4,587
===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
   Sales of investment securities of unaffiliated issuers                                              12,081
---------------------------------------------------------------------------------------------------------------
   Interest rate swap contracts                                                                           289
---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
   Unaffiliated investment securities                                                                  23,860
---------------------------------------------------------------------------------------------------------------
   Interest rate swap contracts                                                                           (92)
===============================================================================================================
Net gain (loss) on investments                                                                         36,138
===============================================================================================================
Distributions to Preferred Shareholders                                                                (1,954)
===============================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS    $ 38,771
===============================================================================================================

See Notes to Financial Statements


                                                                                          NEUBERGER BERMAN OCTOBER 31, 2006

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                    REAL ESTATE INCOME FUND
                                                                                                    -----------------------
NEUBERGER BERMAN                                                                                     YEAR ENDED OCTOBER 31,
(000's OMITTED)                                                                                         2006       2005
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                                          $  4,587   $  1,509
Net realized gain (loss) on investments                                                                 12,370      6,995
---------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments                                     23,768      7,239
===========================================================================================================================
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                   (1,102)      (317)
Net realized gain on investments                                                                          (852)      (920)
---------------------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                                       --         (5)
===========================================================================================================================
Total distributions to preferred shareholders                                                           (1,954)    (1,242)
===========================================================================================================================
Net increase (decrease) in net assets applicable to common shareholders resulting from operations       38,771     14,501
===========================================================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                   (4,264)    (1,884)
Net realized gain on investments                                                                        (3,295)    (5,459)
---------------------------------------------------------------------------------------------------------------------------
Tax return of capital                                                                                       --        (32)
===========================================================================================================================
Total distributions to common shareholders                                                              (7,559)    (7,375)
===========================================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                 31,212      7,126
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                                                      102,721     95,595
===========================================================================================================================
End of year                                                                                           $133,933   $102,721
===========================================================================================================================
Distributions in excess of net investment income at end of year                                       $   (111)  $    (75)
===========================================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS REAL ESTATE INCOME FUND INC.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

                                           DISTRIBUTIONS PAID FROM:
    ORDINARY INCOME       LONG -TERM CAPITAL GAIN   TAX RETURN OF CAPITAL            TOTAL
   2006         2005         2006         2005          2006     2005          2006         2005
$5,365,590   $2,200,849   $4,146,912   $6,379,404        $--   $37,144      $9,512,502   $8,617,397

     As of October 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED          LOSS
   ORDINARY       LONG-TERM      APPRECIATION    CARRYFORWARDS
    INCOME           GAIN       (DEPRECIATION)   AND DEFERRALS      TOTAL

     $--          $7,443,449      $71,258,962         $--        $78,702,411

     The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2006 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2006, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2006, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount

NOTES TO FINANCIAL STATEMENTS REAL ESTATE INCOME FUND INC. CONT'D

     of tax return of capital, if any, is not determinable until after the Fund's fiscal year end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

     On September 28, 2006, the Fund declared two monthly distributions to common shareholders in the amount of $0.115 per share per month, payable after the close of the reporting period, on November 30, 2006 and December 29, 2006, to shareholders of record on November 15, 2006 and December 15, 2006, respectively, with ex-dates of November 13, 2006 and December 13, 2006, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Series A Auction Preferred Shares ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the year ended October 31, 2006, distribution rates ranged from 3.61% to 5.24%. The Fund declared distributions to preferred shareholders for the period November 1, 2006 to November 30, 2006 of $180,377.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2006, the Fund had outstanding interest rate swap contracts as follows:

                                                            RATE TYPE
                                                   --------------------------
                                                   FIXED-RATE   VARIABLE-RATE      ACCRUED
                                                    PAYMENTS      PAYMENTS      NET INTEREST     UNREALIZED
SWAP               NOTIONAL                          MADE BY     RECEIVED BY     RECEIVABLE     APPRECIATION       TOTAL
COUNTER PARTY       AMOUNT     TERMINATION DATE     THE FUND     THE FUND(1)      (PAYABLE)    (DEPRECIATION)   FAIR VALUE
Citibank, N.A.   $13,000,000   February 12, 2008     3.396%        5.320%          $13,896         $284,342      $298,238
Citibank, N.A.    13,000,000   February 12, 2010     3.923%        5.320%           10,089          413,160       423,249
                                                                                   -------         --------      --------
                                                                                   $23,985         $697,502      $721,487

(1)  30 day LIBOR (London Interbank Offered Rate) at October 10, 2006.

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

NOTES TO FINANCIAL STATEMENTS REAL ESTATE INCOME FUND INC. CONT'D

10 SECURITY LENDING: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

     From October 4, 2005 to October 3, 2006, the Fund lent its securities to a single principal borrower that was selected through the bidding process. Through another bidding process in August 2006, and pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

     Under the securities lending arrangements arranged through eSecLending, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Net income from the applicable lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended October 31, 2006, the Fund received net income under the securities lending arrangements of approximately $35,000, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the year ended October 31, 2006, "Income from securities loaned-net" consisted of approximately $101,000 in income earned on cash collateral and guaranteed amounts (including approximately $56,000 of interest income earned from the Quality Fund and $1,000 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $66,000 (including $0 retained by Neuberger).

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2006, management fees waived under this Arrangement amounted to $953 and is reflected in the Statement of Operations under the caption "Investment management and administration fees waived." For the year ended October 31, 2006, income earned under this Arrangement amounted to $54,072 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership,

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund has also entered into Indemnification Agreements with its officers and directors to indemnify them against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

     YEAR ENDED        % OF AVERAGE
     OCTOBER 31,   DAILY MANAGED ASSETS
     ----------------------------------
       2006 - 2007       0.40
       2008              0.32
       2009              0.24
       2010              0.16
       2011              0.08

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

NOTES TO FINANCIAL STATEMENTS REAL ESTATE INCOME FUND INC. CONT'D

     In connection with the unsolicited tender offer described in Note F below, Management has voluntarily agreed to waive all fees under the Management and Administration Agreements described above for an indefinite period; Management may terminate this voluntary waiver at any time without prior notice.

     For the year ended October 31, 2006, such waived fees amounted to $1,331,681.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $3,939.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2006, the impact of this arrangement was a reduction of expenses of $1,120.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended October 31, 2006, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $24,572,829 and $23,145,029, respectively.

     During the year ended October 31, 2006, brokerage commissions on securities transactions amounted to $70,430, of which Neuberger received $0, Lehman Brothers Inc. received $11,433, and other brokers received $58,997.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     NOTE D--CAPITAL:

     At October 31, 2006, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

      COMMON            COMMON SHARES
SHARES OUTSTANDING   OWNED BY NEUBERGER

    4,157,117              146,516

     There were no transactions in common shares for the years ended October 31, 2006 and October 31, 2005.

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                               INCOME FROM
                                                                                               INVESTMENTS
                        BALANCE OF                                 BALANCE OF                 IN AFFILIATED
                       SHARES HELD       GROSS          GROSS     SHARES HELD      VALUE         ISSUERS
                       OCTOBER 31,     PURCHASES      SALES AND   OCTOBER 31,   OCTOBER 31,    INCLUDED IN
NAME OF ISSUER            2005       AND ADDITIONS   REDUCTIONS      2006          2006       TOTAL INCOME
Neuberger Berman
Prime Money Fund
Trust Class**            701,525       27,220,252    26,732,192     1,189,585   $ 1,189,585     $ 54,072
Neuberger Berman
Securities Lending
Quality Fund, LLC***     411,200       55,578,399    44,229,398    11,760,201    11,760,201       56,496
                                                                                -----------     --------
TOTAL                                                                           $12,949,786     $110,568
                                                                                -----------     --------

*    Affiliated issuers, as defined in the 1940 Act.

** Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

*** The Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of the Quality Fund are held by funds in the related investment management complex, the Quality Fund may be considered an affiliate of the Fund.

     NOTE F--LITIGATION:

     In September 2004, two trusts advised by Stewart R. Horejsi (the "Trusts") commenced an unsolicited tender offer to purchase enough of the Fund's common shares, at a price of $19.89 net per share, to give the Trusts a majority of the Fund's outstanding common shares. In response to this unsolicited tender offer, the Board appointed a Special Committee comprised of independent directors of the Fund to consider the tender offer and the Fund's response. The Special Committee determined that the offer was coercive and, if successful, would be harmful to the Fund's shareholders. Accordingly, the Special Committee recommended, and the Board approved, certain defensive measures, including a self-tender

NOTES TO FINANCIAL STATEMENTS REAL ESTATE INCOME FUND INC. CONT'D

     offer, a rights agreement, opting in to the Maryland Control Share Acquisition Act ("MCSAA") and the Maryland Business Combination Act ("MBCA") and certain other legal actions.

     On October 1, 2004, the Fund commenced a self-tender offer for up to 20% of its outstanding common shares, at a price of $20.00 net per share, in order to provide liquidity to those common shareholders who were determined to sell their shares so they would not need to tender into the Trusts' hostile tender offer.

     The Board recommended, however, that common shareholders not tender their shares into either the Fund's self-tender offer or the Trusts' tender offer. In order to partially fund the Fund's repurchase of shares, on September 23, 2004, the Fund issued 139,535 new common shares to Neuberger in a private placement at the Fund's then current net asset value ("NAV") of $21.50 per share, for an aggregate investment of approximately $3,000,000. The per share price Neuberger paid represented a premium of approximately 12% over the per share market price of the Fund's common shares at that date. The Fund's self-tender offer expired at 12:00 midnight on October 29, 2004. Under the terms of the self-tender offer, on November 4, 2004, the Fund accepted 561,401.374 common shares, representing approximately 11.9% of its total outstanding common shares, at an aggregate redemption amount of $11,228,020. Because the Fund repurchased these common shares at below NAV, the self-tender offer had a positive impact on NAV in the amount of $1,493,328.

     On September 23, 2004, the Board also adopted a rights agreement under which all common shareholders of record as of October 7, 2004 received rights to purchase common shares. These rights would have become exercisable 10 days following a public announcement that a person or entity or group of affiliated or associated persons or entities (collectively, an "Acquiring Person") had acquired beneficial ownership above a certain threshold of common shares; the Acquiring Person would not have been able to exercise all its rights. The rights expired on January 21, 2005, in accordance with Section 18(d) of the 1940 Act, which provides that any rights or warrants issued by a registered investment company must expire no later than 120 days after issuance. On January 18, 2005, May 13, 2005, September 11, 2005, December 21, 2005, April 12, 2006, August 7, 2006 and November 30, 2006, the Board adopted new rights agreements under which all shareholders of record received rights to purchase common shares. The currently outstanding rights will expire on March 30, 2007.

     In addition to the defensive actions described above, the Fund filed suit in federal district court in Maryland against the Trusts, their trustees (Badlands Trust Company, Larry Dunlap and Susan Ciciora), and Stewart R. Horejsi alleging that the Trusts' tender offer materials were false and misleading and that Stewart R. Horejsi, Larry Dunlap and Susan Ciciora are "control persons" of the Trusts under the federal securities laws, and therefore liable for any violation of those laws by the Trusts. The Trusts and Badlands Trust Company, as trustee, have filed counterclaims against the Fund alleging that the Fund's defensive measures violate federal securities laws and Maryland state law and seeking unspecified damages for tortious interference with their prospective business. While the court in October 2004 upheld the validity of the rights agreement adopted on September 23, 2004, litigation continues on other aspects of the case. On March 30, 2005, the Trusts and Badlands Trust Company, as trustee, supplemented their

                                               NEUBERGER BERMAN OCTOBER 31, 2006

     counterclaims with a counterclaim that the rights agreement adopted by the Board on January 18, 2005 violated federal securities laws.

     On May 24, 2005, one of the Trusts dropped out of the tender offer, while the other extended its offer and slightly increased the number of shares it is offering to buy to account for the absence of the other Trust. The remaining Trust has extended its tender offer several times, most recently to April 7, 2007; the offering price remains $19.89 per share.

     In late 2004 and early 2005, the Fund filed motions to compel defendants to produce documents and other information that the Fund requested in discovery, but that the defendants refused to produce. These motions were referred to a magistrate judge by the Court. On June 24, 2005, the magistrate judge ruled on the Fund's motions to compel and required defendants to produce documents and other information. In the ruling, the magistrate judge stated that the defendants' actions had delayed the Fund's discovery, unnecessarily slowed and complicated the resolution of the case and caused the Fund to incur unnecessary costs. The magistrate judge also stated an intention, upon application by the Fund, and subject to defendants' right to a hearing, to require defendants and their counsel to pay the reasonable expenses, including attorneys' fees, incurred by the Fund in connection with the filing and litigation of the motions to compel. In accordance with the June 24, 2005 ruling, the Fund filed an application to recover expenses. The defendants objected to the June 24, 2005 ruling and opposed the Fund's application to recover expenses. On December 23, 2005, the magistrate judge awarded the Fund $154,655, jointly and severally against defendants and their lead counsel. Objections to this ruling were filed. On March 20, 2006, the Court denied the objections and adopted both the June 24, 2005 ruling and the December 23, 2005 ruling.

     In Spring 2005, the Fund filed a motion to strike the defendants' expert reports and the defendants filed a motion to strike portions of one of the Fund's expert reports. On March 17, 2006, the Court ruled that it would not strike any of the expert reports but that it would give each expert report appropriate weight. In November 2005, the Fund filed a motion for summary judgment with the Court. In December 2005, defendants opposed the Fund's motion for summary judgment and filed their own motion for summary judgment. The briefing of both summary judgment motions was completed in January 2006 and the Court heard oral argument regarding these motions on April 28, 2006. Both motions are still pending.

     In October 2004, the Fund and its Directors were named in a lawsuit filed by Full Value Partners, L.P. ("Full Value") that repeated certain factual allegations made by the Trusts and Badlands Trust Company, as trustee, and alleged that a) certain of the Fund's defensive measures violated the federal securities laws and the Board's adoption of these measures violated the Board's fiduciary duties and b) the Board's failure to take certain other defensive actions also violated its fiduciary duties. The Court dismissed Full Value's claims and gave Full Value until May 6, 2005 to amend its complaint. On May 6, 2005, Full Value amended its complaint, adding a claim that the rights agreement adopted on January 18, 2005 violated the federal securities laws.

NOTES TO FINANCIAL STATEMENTS REAL ESTATE INCOME FUND INC. CONT'D

     There were no further proceedings in the Full Value litigation until September 21, 2006, when Full Value filed a motion for an injunction to compel the Fund to hold a meeting of shareholders by December 31, 2006. The parties completed briefing in October 2006. On December 7, 2006, the Court heard oral argument and denied Full Value's motion.

     The Fund and the Board believe that the defensive actions taken were lawful and proper, and they are defending the respective cases vigorously. Several of the issues in each case are matters of first impression. Accordingly, it is unclear how the Court may rule.

     For the period ended October 31, 2006, the tender offer and related fees recorded in the Statement of Operations were $1,604,446. In an effort to offset these costs, Management has agreed voluntarily to waive all fees under the Management and Administration Agreements described in Note B for an indefinite period; Management may terminate this voluntary waiver at any time without prior notice. For the period ended October 31, 2006, such voluntarily waived fees amounted to $705,008. In addition, in April 2005, the Fund's directors agreed to forego their directors' fees for an indefinite period. Neither is subject to recoupment. The Fund is also negotiating certain expense reductions with other service providers. The Fund also has filed a claim under its insurance policy for reimbursement of certain litigation expenses. On November 9, 2006 the Fund received $1,128,971 in insurance proceeds, reimbursing certain litigation expenses, including expenses the Fund had incurred during a portion of the period ended October 31, 2006. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Fund is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. In addition, as mentioned above, the Court awarded the Fund $154,655 on its fee application.

     NOTE G--RECENT ACCOUNTING PRONOUNCEMENTS:

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

     In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

                                                                        NEUBERGER BERMAN OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS REAL ESTATE INCOME FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial
Statements.

                                                                                           PERIOD FROM
                                                                                       NOVEMBER 29, 2002^
                                                          YEAR ENDED OCTOBER 31,         TO OCTOBER 31,
                                                         2006       2005       2004            2003
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD      $  24.71   $ 23.00   $  18.40        $ 14.33
                                                       --------   -------   --------        -------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)[3]                            1.10       .36        .87[2]         .87
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED
   AND UNREALIZED)                                         8.70      3.42       4.90[2]        4.60
COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO
   PREFERRED SHAREHOLDERS FROM:
   NET INVESTMENT INCOME[3]                                (.27)     (.08)      (.07)          (.05)
   NET CAPITAL GAINS[3]                                    (.20)     (.22)      (.05)          (.00)
   TAX RETURN OF CAPITAL[3]                                  --      (.00)      (.00)          (.01)
                                                       --------   -------   --------        -------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS           (.47)     (.30)      (.12)          (.06)
                                                       --------   -------   --------        -------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO
   COMMON SHAREHOLDERS                                     9.33      3.48       5.65           5.41
                                                       --------   -------   --------        -------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   NET INVESTMENT INCOME                                  (1.03)     (.45)      (.76)          (.84)
   NET CAPITAL GAINS                                       (.79)    (1.31)      (.61)          (.15)
   TAX RETURN OF CAPITAL                                     --      (.01)      (.01)          (.16)
                                                       --------   -------   --------        -------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS             (1.82)    (1.77)     (1.38)         (1.15)
                                                       --------   -------   --------        -------
LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                    --        --      (0.00)          (.03)
ISSUANCE OF PREFERRED SHARES                                 --        --      (0.00)          (.16)
                                                       --------   -------   --------        -------
TOTAL CAPITAL CHARGES                                        --        --      (0.00)          (.19)
                                                       --------   -------   --------        -------
ANTI-DILLUTIVE EFFECT OF ACQUIRING TREASURY SHARES           --        --        .33             --
                                                       --------   -------   --------        -------
COMMON SHARE NET ASSET VALUE, END OF PERIOD            $  32.22   $ 24.71   $  23.00        $ 18.40
                                                       --------   -------   --------        -------
COMMON SHARE MARKET VALUE, END OF PERIOD               $  28.06   $ 21.36   $  20.01        $ 17.29
                                                       --------   -------   --------        -------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+              +40.48%   +18.68%    +34.44%        +38.13%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                 +41.53%   +16.17%    +24.54%        +23.96%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF
   PERIOD (IN MILLIONS)                                $  133.9   $ 102.7   $   95.6        $  84.3
PREFERRED SHARES, AT LIQUIDATION VALUE ($25,000 PER
   SHARE  LIQUIDATION PREFERENCE) (IN MILLIONS)        $   42.0   $  42.0   $   42.0        $  42.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO  COMMON SHAREHOLDERS#                      .87%     3.02%      1.85%[2]       1.82%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS
   APPLICABLE TO  COMMON SHAREHOLDERS+++                    .86%     3.01%      1.85%[2]       1.82%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING
   PREFERRED  SHARE DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO  COMMON SHAREHOLDERS               4.00%     1.52%      4.23%[2]       6.00%*
RATIO OF PREFERRED SHARE DISTRIBUTIONS TO AVERAGE
   NET ASSETS  APPLICABLE TO COMMON SHAREHOLDERS           1.70%     1.25%       .61%           .44%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING
   PREFERRED  SHARE DISTRIBUTIONS TO AVERAGE NET
   ASSETS APPLICABLE TO  COMMON SHAREHOLDERS               2.30%      .27%      3.62%[2]       5.56%*
PORTFOLIO TURNOVER RATE                                      15%        8%         5%            14%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@     $104,743   $86,156    $81,907        $75,165

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS REAL ESTATE INCOME FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management and administration fees.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

+++ After waiver of, depending on the period, all or a portion of the management and/or administration fees by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:
        YEARS ENDED OCTOBER 31,
     2006    2005    2004    2003(1)
     2.03%   4.22%   2.50%    2.36%
     (1)  Period from November 29, 2002 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

[2] Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:
                                                                      YEAR ENDED
                                                                     OCTOBER 31,
                                                                         2004
     Net Investment Income                                               $ .14
     Net Gains or Losses in Securities (both realized and unrealized)    $(.14)
     Ratio of Gross Expenses to Average Net Assets Applicable to
     Common Shareholders                                                  (.67%)
     Ratio of Net Expenses to Average Net Assets Applicable to Common
     Shareholders                                                         (.67%)
     Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common
     Shareholders                                                          .67%
     Ratio of Net Investment Income (Loss) Including Preferred Share
        Distributions to Average Net Assets Applicable to Common
        Shareholders                                                       .67%

[3] Calculated based on the average number of shares outstanding during each fiscal period.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman Real Estate Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Income Fund Inc., (the "Fund"), including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Income Fund Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 2006

See Notes to Schedule of Investments

DISTRIBUTION REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to the Participant (or if the Shares are not then in certificated form, will cause the Shares to be transferred to the Participant) without charge.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

                                                                                        NEUBERGER BERMAN OCTOBER 31, 2006

DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of the Fund. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger.
The Fund's Statement of Additional Information includes additional information about Fund directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

INFORMATION ABOUT THE BOARD OF DIRECTORS

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
                                                                          OVERSEEN BY
  NAME, AGE, ADDRESS(1)       LENGTH OF                                       FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION(2) WITH FUND    TIME SERVED    PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
                                                         CLASS I
INDEPENDENT FUND DIRECTORS

Faith Colish (71)           Since the       Counsel, Carter Ledyard &          56        Advisory Director, ABA
Director                    Inception of    Milburn LLP (law firm)                       Retirement Funds (formerly,
                            the Fund(3)     since October 2002;                          American Bar Retirement
                                            formerly, Attorney-at-Law                    Association (ABRA)) since 1997
                                            and President, Faith                         (not-for-profit membership
                                            Colish, A Professional                       association).
                                            Corporation, 1980 to 2002.

Cornelius T. Ryan (75)      Since the       Founding General Partner,          56        None.
Director                    Inception of    Oxford Partners and Oxford
                            the Fund(3)     Bioscience Partners
                                            (venture capital
                                            investing) and President,
                                            Oxford Venture Corporation
                                            since 1981.

Peter P. Trapp (62)         Since the       Regional Manager for               56        None.
Director                    Inception of    Mid-Southern Region, Ford
                            the Fund(3)     Motor Credit Company since
                                            September 1997; formerly,
                                            President, Ford Life
                                            Insurance Company, April
                                            1995 to August 1997.



DIRECTORS AND OFFICERS CONT'D

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
                                                                          OVERSEEN BY
  NAME, AGE, ADDRESS(1)       LENGTH OF                                       FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION(2) WITH FUND    TIME SERVED    PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
------------------------------------------------------------------------------------------------------------------------
FUND DIRECTOR WHO IS AN "INTERESTED PERSON"

Peter E. Sundman* (47)      Since the       Executive Vice President,          56        Director and Vice President,
Chief Executive Officer,    Inception of    Neuberger Berman Inc.                        Neuberger & Berman Agency, Inc.
Director and Chairman       the Fund(3)     (holding company) since                      since 2000; formerly, Director,
of the Board                                1999; Head of Neuberger                      Neuberger Berman Inc. (holding
                                            Berman Inc.'s Mutual Funds                   company), October 1999 to March
                                            Business (since 1999) and                    2003; Trustee, Frost Valley
                                            Institutional Business                       YMCA; Trustee, College of
                                            (1999 to October 2005);                      Wooster.
                                            responsible for Managed
                                            Accounts Business and
                                            intermediary distribution
                                            since October 1999;
                                            President and Director,
                                            Management since 1999;
                                            Managing Director,
                                            Neuberger since 2005;
                                            formerly, Executive Vice
                                            President, Neuberger, 1999
                                            to December 2005;
                                            formerly, Principal,
                                            Neuberger, 1997 to 1999;
                                            formerly, Senior Vice
                                            President, Management,
                                            1996 to 1999.

                                                       CLASS II**

INDEPENDENT FUND DIRECTORS

John Cannon (76)            Since the       Consultant; formerly,              56        Independent Trustee or Director
Director                    Inception of    Chairman, CDC Investment                     of three series of Oppenheimer
                            the Fund(3)     Advisers (registered                         Funds: Limited Term New York
                                            investment adviser), 1993                    Municipal Fund, Rochester Fund
                                            to January 1999; formerly,                   Municipals, and Oppenheimer
                                            President and Chief                          Convertible Securities Fund
                                            Executive Officer, AMA                       since 1992.
                                            Investment Advisors, an
                                            affiliate of the American
                                            Medical Association.

C. Anne Harvey (69)         Since the       President, C.A. Harvey             56        Formerly, President, Board of
Director                    Inception of    Associates since October                     Associates to The National
                            the Fund(3)     2001; formerly, Director,                    Rehabilitation Hospital's Board
                                            AARP, 1978 to December                       of Directors, 2001 to 2002;
                                            2001.                                        formerly, Member, Individual
                                                                                         Investors Advisory Committee to
                                                                                         the New York Stock Exchange
                                                                                         Board of Directors, 1998 to June
                                                                                         2002.


                                                                                        NEUBERGER BERMAN OCTOBER 31, 2006
                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
                                                                          OVERSEEN BY
  NAME, AGE, ADDRESS(1)       LENGTH OF                                       FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION(2) WITH FUND    TIME SERVED    PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (56)            Since the       General Partner, Seip              56        Director, H&R Block, Inc.
Director                    Inception of    Investments LP (a private                    (financial services company)
                            the Fund(3)     investment partnership);                     since May 2001; Director,
                                            formerly, President and                      America One Foundation since
                                            CEO, Westaff, Inc.                           1998; formerly, Director,
                                            (temporary staffing), May                    Forward Management, Inc. (asset
                                            2001 to January 2002;                        management company), 1999 to
                                            formerly, Senior Executive                   2006; formerly Director, E-Bay
                                            at the Charles Schwab                        Zoological Society, 1999 to
                                            Corporation, 1983 to 1999,                   2003; formerly, Director,
                                            including Chief Executive                    General Magic (voice recognition
                                            Officer, Charles Schwab                      software), 2001 to 2002;
                                            Investment Management,                       formerly, Director, E-Finance
                                            Inc. and Trustee, Schwab                     Corporation (credit decisioning
                                            Family of Funds and Schwab                   services), 1999 to 2003;
                                            Investments, 1997 to 1998,                   formerly, Director,
                                            and Executive Vice                           Save-Daily.com (micro investing
                                            President-Retail                             services), 1999 to 2003.
                                            Brokerage, Charles Schwab
                                            Investment Management,
                                            1994 to 1997.

FUND DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (66)        Since 2002(3)   Executive Vice President           56        Director, Dale Carnegie and
President and Director                      and Chief Investment                         Associates, Inc. (private
                                            Officer, Neuberger Berman                    company) since 1998; Director,
                                            Inc. (holding company)                       Solbright, Inc. (private
                                            since 2002 and 2003,                         company) since 1998.
                                            respectively; Managing
                                            Director and Chief
                                            Investment Officer,
                                            Neuberger since December
                                            2005 and 2003,
                                            respectively; formerly,
                                            Executive Vice President,
                                            Neuberger, December 2002
                                            to 2005; Director and
                                            Chairman, Management since
                                            December 2002; formerly,
                                            Executive Vice President,
                                            Citigroup Investments,
                                            Inc., September 1995 to
                                            February 2002; formerly,
                                            Executive Vice President,
                                            Citigroup Inc., September
                                            1995 to February 2002.


DIRECTORS AND OFFICERS CONT'D

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
                                                                          OVERSEEN BY
  NAME, AGE, ADDRESS(1)       LENGTH OF                                       FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION(2) WITH FUND    TIME SERVED    PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
------------------------------------------------------------------------------------------------------------------------
                                                         CLASS III

INDEPENDENT FUND DIRECTORS

Robert A. Kavesh (79)       Since the       Marcus Nadler Professor            56        Director, The Caring Community
Director                    Inception of    Emeritus of Finance and                      (not-for-profit); formerly,
                            the Fund(3)     Economics, New York                          Director, DEL Laboratories, Inc.
                                            University Stern School of                   (cosmetics and pharmaceuticals),
                                            Business; formerly,                          1978 to 2004; formerly,
                                            Executive                                    Director, Apple Bank for
                                            Secretary-Treasurer,                         Savings, 1979 to 1990; formerly,
                                            American Finance                             Director, Western Pacific
                                            Association, 1961 to 1979.                   Industries, Inc., 1972 to 1986
                                                                                         (public company).

Howard A. Mileaf (69)       Since the       Retired; formerly, Vice            56        Director, Webfinancial
Director                    Inception of    President and General                        Corporation (holding company)
                            the Fund(3)     Counsel, WHX Corporation                     since December 2002; formerly,
                                            (holding company), 1993 to                   Director WHX Corporation
                                            2001.                                        (holding company), January 2002
                                                                                         to June 2005; formerly,
                                                                                         Director, State Theatre of New
                                                                                         Jersey (not-for-profit theater),
                                                                                         2000 to 2005; formerly,
                                                                                         Director, Kevlin Corporation
                                                                                         (manufacturer of microwave and
                                                                                         other products).

Edward I. O'Brien (78)      Since the       Formerly, Member,                  56        Director, Legg Mason, Inc.
Director                    Inception of    Investment Policy                            (financial services holding
                            the Fund(3)     Committee, Edward Jones,                     company) since 1993; formerly,
                                            1993 to 2001; President,                     Director, Boston Financial Group
                                            Securities Industry                          (real estate and tax shelters),
                                            Association ("SIA")                          1993 to 1999.
                                            (securities industry's
                                            representative in
                                            government relations and
                                            regulatory matters at the
                                            federal and state levels),
                                            1974 to 1992; Adviser to
                                            SIA, November 1992 to
                                            November 1993.



                                                                                        NEUBERGER BERMAN OCTOBER 31, 2006
                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                          FUND COMPLEX
                                                                          OVERSEEN BY
NAME, AGE, ADDRESS(1) AND     LENGTH OF                                       FUND       OTHER DIRECTORSHIPS HELD OUTSIDE
  POSITION(2) WITH FUND      TIME SERVED    PRINCIPAL OCCUPATION(S)(4)    DIRECTOR(5)     FUND COMPLEX BY FUND DIRECTOR
------------------------------------------------------------------------------------------------------------------------
William E. Rulon (74)       Since the       Retired; formerly, Senior          56        Formerly, Director, Pro-Kids
Director                    Inception of    Vice President, Foodmaker,                   Golf and Learning Academy (teach
                            the Fund(3)     Inc. (operator and                           golf and computer usage to "at
                                            franchiser of restaurants)                   risk" children), 1998 to 2006;
                                            until January 1997.                          formerly, Director, Prandium,
                                                                                         Inc. (restaurants), March 2001
                                                                                         to July 2002.

Candace L. Straight (59)    Since the       Private investor and               56        Director, Montpelier Re
Director                    Inception of    consultant specializing in                   (reinsurance company) since
                            the Fund(3)     the insurance industry;                      2006; Director, National
                                            formerly, Advisory                           Atlantic Holdings Corporation
                                            Director, Securitas                          (property and casualty insurance
                                            Capital LLC (a global                        company) since 2004; Director,
                                            private equity investment                    The Proformance Insurance
                                            firm dedicated to making                     Company (personal lines property
                                            investments in the                           and casualty insurance company)
                                            insurance sector), 1998 to                   since March 2004; formerly,
                                            December 2003.                               Director, Providence Washington
                                                                                         Insurance Company (property and
                                                                                         casualty insurance company),
                                                                                         December 1998 to March 2006;
                                                                                         formerly, Director, Summit
                                                                                         Global Partners (insurance
                                                                                         brokerage firm), 2000 to 2005.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class
     III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2006, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(3) The Director has served since the Fund's inception except for Mr. Rivkin who has served as a Director since December 2002 for the Funds with an inception date of 2002. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(5) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of Management and Neuberger.

** Barry Hirsch was elected as a Class II Director at the annual shareholder meeting on April 19, 2006. Mr. Hirsch passed away in July 2006. In August 2006, C. Anne Harvey, formerly a Class I Director of the Fund, was appointed as a Class II Director of the Fund.

INFORMATION ABOUT THE OFFICERS OF THE FUND

                                  POSITION AND
NAME, AGE, AND ADDRESS(1)    LENGTH OF TIME SERVED           PRINCIPAL OCCUPATION(S)(2)
----------------------------------------------------------------------------------------------
Andrew B. Allard (45)       Anti-Money Laundering     Senior Vice President, Neuberger since
                            Compliance Officer        2006; Deputy General Counsel, Neuberger
                            since inception(3)        since 2004; formerly, Vice President,
                                                      Neuberger, 2000 to 2006; formerly,
                                                      Associate General Counsel, Neuberger,
                                                      1999 to 2004; Anti-Money Laundering
                                                      Compliance Officer, fifteen registered
                                                      investment companies for which
                                                      Management acts as investment manager
                                                      and administrator (seven since 2002,
                                                      three since 2003, four since 2004 and
                                                      one since 2005) and one registered
                                                      investment company for which Lehman
                                                      Brothers Asset Management Inc. acts as
                                                      investment adviser (since 2006).

Michael J. Bradler (36)     Assistant Treasurer       Vice President, Neuberger since 2006;
                            since 2005                Employee, Management since 1997;
                                                      Assistant Treasurer, fifteen registered
                                                      investment companies for which
                                                      Management acts as investment manager
                                                      and administrator (fifteen since 2005)
                                                      and one registered investment company
                                                      for which Lehman Brothers Asset
                                                      Management Inc. acts as investment
                                                      adviser (since 2006).

Claudia A. Brandon (50)     Secretary since the       Vice President-Mutual Fund Board
                            Fund's inception(3)       Relations, Management since 2000 and
                                                      Assistant Secretary since 2004; Vice
                                                      President, Neuberger since 2002 and
                                                      Employee since 1999; Secretary, fifteen
                                                      registered investment companies for
                                                      which Management acts as investment
                                                      manager and administrator (three since
                                                      1985, four since 2002, three since 2003,
                                                      four since 2004 and one since 2005) and
                                                      one registered investment company for
                                                      which Lehman Brothers Asset Management
                                                      Inc. acts as investment adviser (since
                                                      2006).



                                                             NEUBERGER BERMAN OCTOBER 31, 2006

                                  POSITION AND
NAME, AGE, AND ADDRESS(1)    LENGTH OF TIME SERVED           PRINCIPAL OCCUPATION(S)(2)
----------------------------------------------------------------------------------------------
Robert Conti (50)           Vice President since      Senior Vice President, Neuberger since
                            the Fund's inception(3)   2003; formerly, Vice President,
                                                      Neuberger, 1999 to 2003; Senior Vice
                                                      President, Management since 2000; Vice
                                                      President, fifteen registered investment
                                                      companies for which Management acts as
                                                      investment manager and administrator
                                                      (three since 2000, four since 2002,
                                                      three since 2003, four since 2004 and
                                                      one since 2005) and one registered
                                                      investment company for which Lehman
                                                      Brothers Asset Management Inc. acts as
                                                      investment adviser (since 2006).

Brian J. Gaffney (53)       Vice President since      Managing Director, Neuberger since 1999;
                            the Fund's inception(3)   Senior Vice President, Management since
                                                      2000; Vice President, fifteen registered
                                                      investment companies for which
                                                      Management acts as investment manager
                                                      and administrator (three since 2000,
                                                      four since 2002, three since 2003, four
                                                      since 2004 and one since 2005) and one
                                                      registered investment company for which
                                                      Lehman Brothers Asset Management Inc.
                                                      acts as investment adviser (since 2006).

Maxine L. Gerson (56)       Chief Legal Officer       Senior Vice President, Neuberger since
                            since 2005 (only for      2002; Deputy General Counsel and
                            purposes of sections      Assistant Secretary, Neuberger since
                            307 and 406 of the        2001; formerly, Vice President,
                            Sarbanes-Oxley Act of     Neuberger, 2001 to 2002; formerly,
                            2002)                     Associate General Counsel, Neuberger,
                                                      2001; formerly, Counsel, Neuberger,
                                                      2000; Secretary and General Counsel,
                                                      Management since 2004; Chief Legal
                                                      Officer (only for purposes of sections
                                                      307 and 406 of the Sarbanes-Oxley Act of
                                                      2002), fifteen registered investment
                                                      companies for which Management acts as
                                                      investment manager and administrator
                                                      (fifteen since 2005) and one registered
                                                      investment company for which Lehman
                                                      Brothers Asset Management Inc. acts as
                                                      investment adviser (since 2006).

INFORMATION ABOUT THE OFFICERS OF THE FUND CONT'D


                                  POSITION AND
NAME, AGE, AND ADDRESS(1)    LENGTH OF TIME SERVED           PRINCIPAL OCCUPATION(S)(2)
----------------------------------------------------------------------------------------------
Sheila R. James (41)        Assistant Secretary       Employee, Neuberger since 1999;
                            since the Fund's          Assistant Secretary, fifteen registered
                            inception(3)              investment companies for which
                                                      Management acts as investment manager
                                                      and administrator (seven since 2002,
                                                      three since 2003, four since 2004 and
                                                      one since 2005) and one registered
                                                      investment company for which Lehman
                                                      Brothers Asset Management Inc. acts as
                                                      investment adviser (since 2006).

Kevin Lyons (51)            Assistant Secretary       Employee, Neuberger since 1999;
                            since 2003(4)             Assistant Secretary, fifteen registered
                                                      investment companies for which
                                                      Management acts as investment manager
                                                      and administrator (ten since 2003, four
                                                      since 2004 and one since 2005) and one
                                                      registered investment company for which
                                                      Lehman Brothers Asset Management Inc.
                                                      acts as investment adviser (since 2006).

John M. McGovern (36)       Treasurer and Principal   Vice President, Neuberger since 2004;
                            Financial and             Employee, Management since 1993;
                            Accounting Officer        Treasurer and Principal Financial and
                            since 2005; prior         Accounting Officer, fifteen registered
                            thereto, Assistant        investment companies for which
                            Treasurer since the       Management acts as investment manager
                            Fund's inception(3)       and administrator (fifteen since 2005)
                                                      and one registered investment company
                                                      for which Lehman Brothers Asset
                                                      Management Inc. acts as investment
                                                      adviser (since 2006); formerly,
                                                      Assistant Treasurer, fifteen registered
                                                      investment companies for which
                                                      Management acts as investment manager
                                                      and administrator, 2002 to 2005.

Frank Rosato (35)           Assistant Treasurer       Vice President, Neuberger since 2006;
                            since 2005                Employee, Management since 1995;
                                                      Assistant Treasurer, fifteen registered
                                                      investment companies for which
                                                      Management acts as investment manager
                                                      and administrator (fifteen since 2005)
                                                      and one registered investment company
                                                      for which Lehman Brothers Asset
                                                      Management Inc. acts as investment
                                                      adviser (since 2006).


                                                             NEUBERGER BERMAN OCTOBER 31, 2006

                                  POSITION AND
NAME, AGE, AND ADDRESS(1)    LENGTH OF TIME SERVED           PRINCIPAL OCCUPATION(S)(2)
----------------------------------------------------------------------------------------------
Frederic B. Soule (60)      Vice President since      Senior Vice President, Neuberger since
                            the Fund's inception(3)   2003; formerly, Vice President,
                                                      Neuberger, 1999 to 2003; Vice President,
                                                      fifteen registered investment companies
                                                      for which Management acts as investment
                                                      manager and administrator (three since
                                                      2000, four since 2002, three since 2003,
                                                      four since 2004 and one since 2005) and
                                                      one registered investment company for
                                                      which Lehman Brothers Asset Management
                                                      Inc. acts as investment adviser (since
                                                      2006).

Chamaine Williams (35)      Chief Compliance          Vice President, Lehman Brothers Inc.
                            Officer since 2005        since 2003; Chief Compliance Officer,
                                                      fifteen registered investment companies
                                                      for which Management acts as investment
                                                      manager and administrator (fifteen since
                                                      2005) and one registered investment
                                                      company for which Lehman Brothers Asset
                                                      Management Inc. acts as investment
                                                      adviser (since 2005); Chief Compliance
                                                      Officer, Lehman Brothers Asset
                                                      Management Inc. since 2003; Chief
                                                      Compliance Officer, Lehman Brothers
                                                      Alternative Investment Management LLC
                                                      since 2003; formerly, Vice President,
                                                      UBS Global Asset Management (US) Inc.
                                                      (formerly, Mitchell Hutchins Asset
                                                      Management, a wholly-owned subsidiary of
                                                      PaineWebber Inc.), 1997 to 2003.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(3) The officer has served since the Fund's inception. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) For Neuberger Berman Dividend Advantage Fund Inc., the officer has served since the Fund's inception in May.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on Management's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

CERTIFICATION

The Chief Executive Officer of the Fund certified to the New York Stock Exchange ("NYSE") in December 2006 that he was not aware of any violations by the Fund of the NYSE Section 303A Corporate Governance Listing Standards. In addition, the Chief Executive Officer and the Chief Financial Officer in September 2006 signed the certifications to the SEC required by Rule 30a-2 under the Investment Company Act of 1940 regarding the quality of the Fund's public disclosure.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

NOTICE TO SHAREHOLDERS

The Fund hereby designates $4,146,912 as a capital gain distribution.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 27, 2006, the Board of Directors ("Board") of Neuberger Berman Real Estate Income Fund Inc. ("Fund"), including the Directors who are not "interested persons" of the Fund ("Independent Fund Directors"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and has reviewed studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio manager. The Board noted the difficulty of constructing an appropriate peer group.

                                               NEUBERGER BERMAN OCTOBER 31, 2006

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS CONT'D

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the mean and median of the management fees and expense ratios of the peer group. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees. The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group mean and median. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management and the voluntary waiver of the management and administration fees undertaken by Management.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable sub-advised fund and comparable separate accounts to the fees charged to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable sub-advised fund and comparable separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund was a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the performance of the Fund was satisfactory over time; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

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

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SHAREHOLDER SERVICES
877.461.1899

www.nb.com

[GRAPHIC] D0500 12/06

ITEM 2. CODE OF ETHICS

The Board of Directors ("Board") of Neuberger Berman Real Estate Income Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics was included as an exhibit to Registrant's Form N-CSR filed on July 10, 2006. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $31,250 and $33,500 for the fiscal years ended 2005 and 2006, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in Audit Fees were $6,000 and $6,250 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $9,500 for the fiscal years ended 2005 and 2006, respectively. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2005 and 2006, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning by E&Y that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2005 and 2006, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $14,700 and $15,750 for the fiscal years ended 2005 and 2006, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $160,650 and $126,000 for the fiscal years ended 2005 and 2006, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has  delegated  to  Neuberger  Berman,  LLC  ("Neuberger  Berman") the
responsibility to vote proxies related to the securities held in the Registrant's portfolio. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Registrant. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) The following Portfolio Manager has day-to-day management responsibility of the Registrant's portfolio as of the date of the filing of this report.

      STEVEN BROWN is a Vice President of Neuberger Berman Management Inc. ("NB Management") and a Managing Director of Neuberger Berman. He has been a Portfolio Manager with the firm since 2002 and has been part of the Registrant's management team since its inception. From 1997 to 2002, Mr. Brown was a co-portfolio manager at an investment firm specializing in securities of REITs.

(a)(2) The table below describes the other accounts for which the Portfolio Manager has day-to-day management responsibility as of October 31, 2006.

                                                                  NUMBER OF ACCOUNTS      ASSETS MANAGED FOR WHICH
                                 NUMBER OF      TOTAL ASSETS       MANAGED FOR WHICH           ADVISORY FEE IS
                                  ACCOUNTS        MANAGED           ADVISORY FEE IS           PERFORMANCE-BASED
                                  MANAGED       ($ MILLIONS)       PERFORMANCE-BASED            ($ MILLIONS)

STEVEN BROWN

Registered Investment
Companies*                            6             2,414                0                           0

Other Pooled Investment
Vehicles                              0                 0                0                           0

Other Accounts**                    135              55.5                0                           0

*Registered Investment Companies include: Mutual Funds.
**Other  Accounts include: Institutional  Separate  Accounts,  Sub-Advised,  and
Managed Accounts (WRAP).

Conflicts of Interest
--------------------

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. NB Management, Neuberger Berman and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2006)
       -------------------------------------

A portion of the compensation paid to the Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Manager is paid a base salary that is not dependent on performance. The Portfolio Manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Manager's compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.


NB Management's Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities
       -----------------------

Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager in the Registrant as of October 31, 2006.

-----------------------------------------------------------------------------
                 PORTFOLIO MANAGER         DOLLAR RANGE OF EQUITY
                                           SECURITIES OWNED IN THE
                                           REGISTRANT
-----------------------------------------------------------------------------
                 Steven Brown                         A
-----------------------------------------------------------------------------
                 A = None                  E = $100,001-$500,000
                 B = $1-$10,000            F = $500,001-$1,000,000
                 C = $10,001 - $50,000     G = $1,000,001 or More
                 D =$50,001-$100,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)A copy of the Code of Ethics is incorporated by reference to Registrant's Form N-CSR, Investment Company Act file number 811-21200 (filed July 10,
      2006).

(a)(2)The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are filed herewith.

(a)(3)Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Income Fund Inc.


By: /s/ Peter E. Sundman
    --------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
      Peter E. Sundman
      Chief Executive Officer

Date: January 4, 2007



By: /s/ John M. McGovern
    --------------------
      John M. McGovern
      Treasurer and Principal Financial
      and Accounting Officer

Date:  January 4, 2007